Exhibit (c)(iv)

Morgan Stanley Confidential Treatment Requested. Certain portions of this exhibit have been redacted and separately filed with the Securities and Exchange Commission pursuant to a request for confidential treatment. Special Committee Update and Preliminary Valuation Discussion Project Orange August 19, 2022 CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND REPLACED WITH “[***]”. SUCH IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. PRELIMINARY AND CONFIDENTIAL DRAFT

Morgan Stanley Executive Summary • Management has prepared and the Board has approved financial forecasts - Morgan Stanley has prepared a preliminary valuation analysis based on the forecasts • Process update: -Violet continues diligence; request lists require additional Orange resources in order to more fully respond -Contacted 16 bidders: 4 strategics and 12 sponsors (including two sponsors with strategic assets) -Conducted management meetings with 4 parties: [***] -In the process of setting up management meetings with 2 parties: [***] -3 parties have declined meeting with management: [***] • Share price was up 6% on the back of successful quarterly earnings results. Now trading at $20.80<1) Notes 1. Share price increase calculated based on spike post-eamings release on 8/4/2022. Current share price as of closing 8/16/2022. PROJECT ORANGE PRELIMINARY AND CONFIDENTIAL DRAFT 2

Morgan Stanley Outreach Summary Company Connected Earnings Pack NDA Signed MP Scheduled Meeting Held [*** [*** [*** *** 1 ] *** [ ] *** 1 *** *** [*** [*** PROJECT ORANGE PRELIMINARY AND CONFIDENTIAL DRAFT 3

Morgan Stanley Outreach Summary Company Connected Earnings Pack NDA Signed MP Scheduled Meeting Held Data Pack Sent PROJECT ORANGE PRELIMINARY AND CONFIDENTIAL DRAFT 4

Morgan Stanley Management Presentation Schedule Project Orange 16 Parties Contacted Sunday Monday Tuesday Wednesday Thursday Friday Saturday • 4 Meetings Held • 3 Meetings Scheduled 7 8 9 10 11 12 13 • 2 To Be Scheduled Management Management Presentation . Presentation . • 3 Has Not Requested [***] [***] NDA 14 15 16 17 18 19 20 To Be Scheduled: Management Management Management [***] Presentation . Presentation . Presentation [***] [***] [***] • [***] 21 22 23 24 25 26 27 Management Management Presentation . Presentation . NDA/Engagement Under [***] [***] Consideration: 28 29 30 31 Management Availability Provided (1 session per day) Contemplated Bid Date PROJECT ORANGE PRELIMINARY AND CONFIDENTIAL DRAFT 5

Morgan Stanley PROJECT ORANGE PRELIMINARY AND CONFIDENTIAL DRAFT 6 Process Timeline July August September 25 26 27 28 29 1 2 3 4 5 8 9 10 11 12 15 16 17 18 19 22 23 24 25 26 29 30 31 1 2 5 6789 12 13 14 15 16 Prepare Marketing, Forecast and Initial Diligence Q2’22 Earnings Announcement Management Presentations Targeted Diligence Sessions Initial Bid Date Confirmatory Diligence and Negotiate Merger Sign & Announce PRELIMINARY AND CONFIDENTIAL DRAFT 6

Morgan Stanley SECTION 1 Standalone Forecasts Overview PRELIMINARY AND CONFIDENTIAL DRAFT 7

Morgan Stanley Valuation Consideration Pros Cons • Questions about ultimate size of TAM • Growth above peer group at >35% YoY • Highly recurring business model (108% net retention) • Current / Future Competition • Future growth at-scale • Strong profits (FCF margin of 25%+, Rule of 60+) • High exposure to SMB market • Category leader • Technology content / differentiation PROJECT ORANGE PRELIMINARY AND CONFIDENTIAL DRAFT STANDALONE FORECASTS OVERVIEW 8

Morgan Stanley Overview of Street vs. Management Plan Total Revenue Gross Profit $MM $MM Total Revenue Growth Gross Profit Margin % % 20 2020 202A 2022 202 20^ 2025- Actuals Street —O— Street Extrapolations Management Notes 1. Street financials represent Thomson consensus estimates as of 8/12/2022 2. Management reflects forecast provided by Management on 8/12/2022 PROJECT ORANGE PRELIMINARY AND CONFIDENTIAL DRAFT STANDALONE FORECASTS OVERVIEW 9

Morgan Stanley Overview of Street vs. Management Plan (Cont’d) <1><2) Adj. EBITDA Levered Free Cash Flow $MM $MM Adj. EBITDA Margin Levered Free Cash Flow Margin % % 28.9% 29.8% 27.5% 27.3% 24.4% 21.0%^ — O 25.2% 24.7% 24.0% 24.6% 15.7% 2019^ 2020* 2021 2022^ 2023& 2024^ 202&Ł — Street Extrapolations Management Notes 1. Street financials represent Thomson consensus estimates as of 8/12/2022 2. Management reflects forecast provided by Management on 8/12/2022 PROJECT ORANGE PRELIMINARY AND CONFIDENTIAL DRAFT STANDALONE FORECASTS OVERVIEW 10

Morgan Stanley SECTION 2 Preliminary Valuation Perspectives PRELIMINARY AND CONFIDENTIAL DRAFT 11

Morgan Stanley Orange Performance Has Been Volatile Since IPO, Particularly During Recent Market Turbulence... Share Price Performance Since IPO<1M2) Price per Share ($) Volume (MM) 40 15 7/2/2021: Kaseya 10/212021 Orange ransomware announces it will acquire attack SecurityAdvisorand 5/3/2022 Broader market volatility amid heightened 2/16/2022 Orange announces transition of Co-President and CFO 6/24/2022 Orange is 6/8/2021: Orange 11/10/2021 Orange Krish Venkataraman to added to the Russell launches new announces upsize and Board of Directors 8/19/2021 Orange 1000 Index Compliance Plus pricing of proposed launches Resource Kit to Training Module Follow-On Offering defend against mounting 3/10/2022 Orange cyberattacks appoints Robert “Bob’ Reich as new Chief Financial Officer Orange Capitalization $MM, unless otherwise noted 6/23/2021 8/12/2021 Orange 11/16/2021 Orange Share Price $20.21 Orange adds announces Upsize completes acquisition of Michael Williams and Pricing of SecurityAdvisor FDSO 185 as new Chief Follow-On Offering Marketing Officer Fully Diluted Equity Value $3,744 2/24/2022 7/20/2021 Russia (-) Cash (315) SolarWinds 9/16/2021 Orange invades Closes releases 2021 State Ukraine (+) Debt 0 Spin-Off of of Privacy and Aggregate Value $3,428 AV/CY 2022E Revenue 10.3x mli .I,I ,i III AV/CY 2023E Revenue 8.3x Apr-21 May-21 Volume Price Source: Capital IQ Notes 1. Market data as of 8/12/2022 2. High and low based on closing prices as of Capital IQ PROJECT ORANGE PRELIMINARY AND CONFIDENTIAL DRAFT PRELIMINARY VALUATION PERSPECTIVES 12

Morgan Stanley Since IPO, Orange Share Price Has Outperformed Peers... Since Orange IPO Share Price Performance Indexed to 100 (%) Orange High Growth Software High Growth Secunty Source: Capital IQ Notes 1. Market data and Thomson estimates as of 8/12/2022 2. Median of each category shown; High Growth Software includes: Ailassian, Docusign, Smartsheet, Jamf, Zoominfo, Asana, Sprout Social, Avalara, Pagerduty, Hubspot; High Growth Security includes: Crowdstrike, Okta, Qualys, Rapid7, Tenable, Zscaler PROJECT ORANGE PRELIMINARY AND CONFIDENTIAL DRAFT PRELIMINARY VALUATION PERSPECTIVES 13

Morgan Stanley ...With Valuation Multiples Converging on Those of Peers Over Time Since Orange IPO <1M2> AV / NTM Revenue P I NTM FCF x x 30 120 Notes 0 Apr-21 Jun-21 Aug-21 Oct-21 Dec-21 Feb-22 Apr-22 Jun-22 Aug-22 Apr-21 Jun-21 Aug-21 Oct-21 Dec-21 Feb-22 Apr-22 Jun-22 Aug-22 Orange High Growth Software High Growth Security Orange High Growth Software High Growth Security Source: Capital IQ 1. Market data and Thomson estimates as of 8/12/2022 2. Median of each category shown; High Growth Software includes: Atiassian, Docusign, Smartsheet, Jamf, Zoominfo, Asana, Sprout Social, Avalara, Pagerduty, Hubspot; High Growth Security includes: Crowdstrike, Okta, Qualys, Rapid7, Tenable, Zscaler 3. FCF defined as operating cash flow less capex 4. FCF multiples above 110 Ox shown as N M. PROJECT ORANGE PRELIMINARY AND CONFIDENTIAL DRAFT PRELIMINARY VALUATION PERSPECTIVES 14

Morgan Stanley Software Multiples Have Significantly Compressed From Recent Highs NTM Forward Revenue Multiples of Software Companies Since January 2002 NTM AV / Revenue Multiple 80x All Software Top 5 Software • — Average of All Software (1998—2014) Average of All Software (2014 -) Source: Capital IQ, as of 8/12/2022 PROJECT ORANGE PRELIMINARY AND CONFIDENTIAL DRAFT PRELIMINARY VALUATION PERSPECTIVES 15

Morgan Stanley Preliminary Valuation Summary <1)<2><3> Public Trading Comparables Share Price as of 8/12/2022: $20.21 Revenue (CY23E) Street Case: 6.0x—9.0x AV / CY23E Revenue of $415MM I Management Case: 6.0x—9.0x AV / CY23E Revenue of $440MM $21.87 Free Cash Flow (CY23E) Street Case: 30.0x—45.0x P / CY23E FCF of $105MM 1 Management Case: 30.0x—45.0x P / CY23E FCF of $107MM B Discounted Equity Value Based on Revenue (CY25E) and discounted 2.4 Years at 11.8% cost of equity 1 Street Case: 6.0x—9.0x AV / CY25E Revenue of S569MM Management Case: 6.0x—9.0x AV ICY25E Revenue of S697MM 1 | — Based on Free Cash Flow (CY25E) and discounted 2.4 Years at 11.8% cost of equity 4> ly.oo Street Case: 30.0x—40.0x PICY25E FCF of $137MM 1 Management Case: 30.0x—40.0x P / CY25E FCF of $208MM $16.63 $22.14 d’on >i“7 1 Discounted Cash Flow Analysis (5) Precedent Transaction Multiples Revenue (NTM CY22E) Street Case: 7.0x -11 .Ox AV / NTM Revenue of $374MM Management Case: 7.0x -11 .Ox AV / NTM Revenue of $388MM For Reference Precedent Transaction Premia 20.0%—50.0% Premium to Unaffected Spot ($20.21) 20.0%—50.0% Premium to 30-Day Average ($16.81) Historical Trading Range Last 30 Days $14.29 $20.2 Last 90 Days $14.29 1 Last 365 Days $14.29 $20.2 $27.40 1 Analyst Price Targets WIiIi Undiscounted $25.04 Median Discounted 1 Year @ 11.8% Cost of Equity $0 $5 $10 $25 $30 $35 Notes 4. Relevant public comparables include: Atlassian, DocuSign, Smartsheet, Jamf, Zoominfo, Asana, Sprout Social, Avalara, 1. Market data and Thomson estimates as of 8/12/2022; Street financials represent consensus estimates through CY2024E PagerOuty, Hubspot, Okta, Qualys, Rapid7, Tenable, Crowdstrike, Zscaler 2. Management reflects forecast provided by Management on 8/12/2022 5. Valuation date for DEV and DCF as of 8/12/2022 3. Aggregate value and equity value calculations based on standalone Orange valuation and do not reflect any capitalization 6. Cost of equity of 11.8% based on 1.50 Barra predicted beta, 2.8% risk-free rate and 6.0% market risk premium effects resulting from change of control 7. Historical trading range based on daily last sale prices PROJECT ORANGE PRELIMINARY AND CONFIDENTIAL DRAFT PRELIMINARY VALUATION PERSPECTIVES 16

Morgan Stanley Illustrative Valuation Matrix I II $MM other than per share data Street Case Management Case Premium / (Discount) To AV / Revenue P / FCF AV / ARR AV / Revenue P / FCF AV / ARR Fully Diluted Agg. Value Price Current 30-Day Avg. 52 Wk. High Equity Val. (AV) CY2022E CY2023E CY2022E CY2023E Dec-22 CY2022E CY2023E CY2022E CY2023E Dec-22 Metric $20.21 $17.25 $27.40 $3,744 $3,428 $334 $415 $82 $105 $377 $336 $440 $92 $107 $378 Growth Rate / Margin 35% 25% 25% 25% 32% 36% 31% 28% 24% 33% $20.21 0.0% 17 2% (26.2%) $3,744 $3,428 10.3x 8.3x 45.5x 35.7x 9.1x 10.2x 7.8x 40.5x 34.8x 9.1x $20.00 (1.0%) 15 9% (27.0%) $3,704 $3,389 10.2x 8.2x 45.1x 35.4x 9.0x 10.1x 7.7x 40.1x 34.5x 9.0x $21.00 3.9% 21.7% (23.4%) $3,891 $3,575 10.7x 8.6x 47.3x 37.1x 9.5x 10.7x 8.1x 42.1x 36.2x 9.4x $22.00 8.9% 27 5% (19.7%) $4,077 $3,762 11.3x 9.1x 49.6x 38 9x 10.0x 11.2x 8.5x 44.1x 37.9x 9.9x $23.00 13.8% 33 3% (16.1%) $4,264 $3,948 11.8x 9.5x 51.9x 40.7x 10.5x 11.8x 9.0x 46.2x 39.7x 10.4x $24.00 18.8% 39.1% (12.4%) $4,451 $4,135 12.4x 10.0x 54.2x 42 5x 11.0x 12.3x 9.4x 48.2x 41.4x 10.9x $25.00 23.7% 44 9% (8.8%) $4,637 $4,322 13.0x 10.4x 56.4x 44 3x 11.5x 12.9x 9.8x 50.2x 43.2x 11.4x $26.00 28.6% 50.7% (5.1%) $4,824 $4,508 13.5x 10.9x 58.7x 46 0x 12.0x 13.4x 10 2x 52.2x 44.9x 11.9x $27.00 33.6% 56 5% (1.5%) $5,010 $4,695 14.1x 11.3x 61.0x 47 8x 12.5x 14.0x 10.7x 54.2x 46.6x 12.4x $28.00 38.5% 62 3% 2.2% $5,197 $4,881 14.6x 11.8x 63.2x 49 6x 13.0x 14.5x 11.1x 56.3x 48.4x 12.9x $29.00 43.5% 68.1% 5.8% $5,383 $5,068 15.2x 12.2x 65.5x 51.4x 13.5x 15.1x 11 5x 58.3x 50.1x 13.4x $30.00 48.4% 73 9% 9.5% $5,570 $5,254 15.8x 12.7x 67.8x 53 2x 14.0x 15.7x 11 9x 60.3x 51.8x 13.9x $31.00 53.4% 79.7% 13.1% $5,756 $5,441 16.3x 13.1x 70.0x 54 9x 14.5x 16.2x 12.4x 62.3x 53.6x 14.4x $32.00 58.3% 85 5% 16.8% $5,943 $5,627 16.9x 13.5x 72.3x 56.7x 14.9x 16.8x 12 8x 64.3x 55.3x 14.9x Source: CapIQ, Thomson Consensus Notes II Market data and consensus estimates as of 8/12/2022 PROJECT ORANGE PRELIMINARY AND CONFIDENTIAL DRAFT PRELIMINARY VALUATION PERSPECTIVES 17

Morgan Stanley Orange Comparable Company Valuation Benchmarking CY2023E AV/Revenue 0) x CY2023E P / FCF HM2)(3) Source: Capital IQ, Thomson Consensus Notes Orange Estimates High Growth Software | High Growth Security 1. Market data and consensus estimates as of 8/12/2022 2. Management reflects forecast provided by Management on 8/12/2022 3. Free cash flow calculated as operating cash flow less capex PROJECT ORANGE PRELIMINARY AND CONFIDENTIAL DRAFT PRELIMINARY VALUATION PERSPECTIVES 18

Morgan Stanley Orange Comparable Regression Analysis AV I Revenue vs. Revenue Growth AV / Revenue vs. Revenue Growth + Free Cash Flow Margin <1)<2)(3) <1M2) CY2023E AV/Revenue (x) 0 0% 5% 10% 15% 20% 25% 30% 35% 40% 45% 50% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 55% CY2023E Revenue Growth + Free Cash Flow Margin (%) CY2023E Revenue Growth (%) Source: Capital IQ, Thomson Consensus Notes 1. Market data and consensus estimates as of 8/12/2022 2. Management reflects forecast provided by Management on 8/12/2022 High Growth Software • High Growth Security 3. Aflassian and Smartsheet excluded from regression as outliers 4. Free cash flow defined as operating cash flow less capital expenditures PROJECT ORANGE PRELIMINARY AND CONFIDENTIAL DRAFT PRELIMINARY VALUATION PERSPECTIVES 19

Morgan Stanley Orange Comparable Company Operational Benchmarking (1) CY2023E CY2023E Revenue Growth (%) CY2023E Free Cash Flow Margin (%)(2) CY2023E Rule of (%)(3) CY2023E Adj. EBITDA Margin (%) Management Management Street Street Street Management 44 68 Smartsheet ZoomInfo ZoomInfo Sprout Social Jamf Atlassian Asana DocuSign DocuSign ZoomInfo Atlassian Jamf Hubspot Atlassian Hubspot PagerDuty PagerDuty PagerDuty Sprout Social Hubspot Sprout Social Smartsheet Jamf Smartsheet Asana DocuSign Asana Qualys Qualys Crowdstr ke 38 68 Crowdstrike Crowdstrike Okta Zscaler Zscaler Zscaler Tenable Tenable Rapid7 Rapid7 Okta Rapid7 Tenable Okta Qualys Source: Capital IQ, Thomson Consensus, Company Management Notes 1. Market data and consensus estimates as of 8/12/2022 Orange Estimates High Growth Software High Growth Security 2. Management reflects forecast provided by Management on 8/12/2022 3. Free cash flow calculated as operating cash flow less capital expenditures 4. Rule of defined as the sum of revenue growth and free cash flow margin PROJECT ORANGE PRELIMINARY AND CONFIDENTIAL DRAFT PRELIMINARY VALUATION PERSPECTIVES 20

Morgan Stanley Discounted Equity Value—Based on CY2025E Revenue Street and Management Cases; Value at 12/31/2024 Discounted to 8/12/2022 <1)<2)(5> $MM. ExceDt Where Noted Street Case Management Case Street Case Management Case | 2025E Revenue 569 697 2025E Multiple 8.0x 8 Ox Implied Future AV $4,554 $5378 (+) Proj. Cash 582 619 (-) Proj. Total Debt 0 0 Future Equity Value 55j37 $6J96 Current FDSO 185.1 185.1 Annual Basic Share Increase (6) 0 8% 1.0% Future FDSO 189.3 190.4 Future Price per Share $27.14 $32.55 Cost of Equity (Ke) 11.8% 11.8% Discount Period (Years) 2 39 2.39 Price Per Share NPV $20.79 $24.94 Implied Fully-Diluted Future Discounted Fully-Diluted Share Price (at Dec 2024) Future Share Price 3 Month Performance Street Case Management Case Street Case Management Case 12 Month Performance HistoricalNTM CY2025E Revenue, Margin AV / NTM Multiple AV / Revenue Multiple $569 $697 16% 26% 2. Management reflects forecast provided by Management on 8/12/2022 6. Share creep calculated based on projected cumulative SBC divided by current share price to determine CAGR over the period 3. Assumes future cash balance as of 12/31/2024 of S582MM in Street Case and $619MM in Management Case 2022 to 2025 PROJECT ORANGE PRELIMINARY AND CONFIDENTIAL DRAFT PRELIMINARY VALUATION PERSPECTIVES 21

Morgan Stanley Discounted Equity Value—Based on CY2025E LFCF Street and Management Cases; Value at 12/31/2024 Discounted to 8/12/2022 (1)(2)(4) $MM, Except Where Noted Street Case Management Case Street Case Management Case 2025E Revenue 569 697 2025E FCF 137 208 2025E FCF Margin 24.0% 29.8% 2025E Multiple 35.0x 35.0x Implied Future EV $4,787 $7,284 Current FDSO 185.0 185.1 Annual Basic Share Increase (5) 0 8% 1.0% Future FDSO 189.2 190 5 Future Price per Share $25.30 $38.24 Cost of Equity (Ke) 11.8% 11.8% Discount Period (Years) 2 39 2.39 Price Per Share NPV $19.38 $29.30 Implied Fully-Diluted Future Discounted Fully-Diluted (3) Share Price (at Dec 2024) Future Share Price CY2025E LFCF, Margin P / NTM Multiple $137 $208 Notes over the period 2022 to 2025 1. Market data and consensus as of 8/12/2022 2. Management reflects forecast provided by Management on 8/12/2022 3. Cost of equity of 11.8% based on 1.50 Barra predicted beta, 2.8% risk-free rate and 6.0% market risk premium 4. Current FDSO based on implied share price; represents annualized increase in basic shares through 12/31/2023 5. Share creep calculated based on projected cumulative SBC divided by current share price to determine CAGR PROJECT ORANGE PRELIMINARY AND CONFIDENTIAL DRAFT PRELIMINARY VALUATION PERSPECTIVES 22

Morgan Stanley Precedent Software Transaction Multiples Selected Software Transactions NTM Aggregate Value / Revenue Highest Multiple Strategic Software Deals Select Sponsor Software and Strategic Deals Year 20 21 21 20 18 18 18 17 22 22 18 19 21 14 21 21 16 22 18 19 20 19 20 15 22 21 18 19 18 19 16 16 16 21 21 19 20 17 18 22 18 15 17 17 16 19 16 16 8% 21% 16% 14% 14% 12% 14% 18% 19% 19% 15% 16% 3% 24% 16% 16% 28% 28% 8% 10% 7% 4% 16% 4% 26% 7% 8% N.A. 17% 3% 4% 1% 12% Growth67 59% NA 20% 33% 30% 39% 25% 31% 16% 18% 24% 380/0 20% 23% 10% Sponsor Deals Strategic Deals Source Morgan Stanley Database, Capital IQ, Thomson Consensus, Company Filings, Public Information Notes 1. Twilio / SendGrid multiple as of closing date PROJECT ORANGE PRELIMINARY AND CONFIDENTIAL DRAFT PRELIMINARY VALUATION PERSPECTIVES 23

Morgan Stanley Precedent Technology M&A Premia $1Bn+Aggregate Value Software Transactions Since 2014 CO # of Deals = 71 Unaffected Spot Premium % # of deals Median: 30% % Premium < 20% 20%—30% 30%—40% 40%—50% 50%+ % Distribution 28% 24% 21% 11% 15% Unaffected 30-Day Average % # of deals % Premium < 20% 20%—30% 30%—40% 40%—50% 50%+ % Distribution 18% 27% 20% 17% 18% Notes 1. Transaction data as of August 2022; excludes withdrawn deals PROJECT ORANGE PRELIMINARY AND CONFIDENTIAL DRAFT PRELIMINARY VALUATION PERSPECTIVES 24

Morgan Stanley Initial Market Pull-back Set Off Wave of Sponsor M&A Activity NTM Purchase Rev 9.3x 10.8x 5.1x 13.5x 13.2x 4.6x 7.6x 9.Ox Multiple !k-llinan&Friedman | rKr.iABt?AvO VISTA |I THOMAflRlWO |I THOMAflRlWO PERM HR A || rbO’.UBnavti V ‘•’ * II rbO’.UBH&Vtl Medallia cilrix Anaplan ®SailPoint zendesk B Avalara Deal Size ($Bn) $11.2 $6.4 $16.5 $10.4 $6.8 $10.2 $2.8 $8.2 Date 4/26/2021 7/26/2021 1/31/2022 3/20/2022 4/11/2022 6/24/2022 8/3/2022 8/8/2022 Consideration 100% Cash 100% Cash 100% Cash 100% Cash 100% Cash 100% Cash 100% Cash 100% Cash Activist Involvement X X z z X z X X Premium to Unaffected 34% 20% 24% 31% 32% 34% 63% 27% NTM Revenue Growth 10% 20% 3% 16% 18% 26% 19% 16% NTM LFCF Margin 17% (8%) 21% 2% 1% 12% (1%) 1% Rule of 40(1) 28% 12% 24% 18% 19% 38% 18% 17% Source: CaplQ, Deal Point Data Notes 1. Rule of 40 based on NTM Revenue Growth + NTM FCF Margin PROJECT ORANGE PRELIMINARY AND CONFIDENTIAL DRAFT PRELIMINARY VALUATION PERSPECTIVES 25

Morgan Stanley Broker Estimates for Orange Select Analyst Estimates and Targets (1) $MM, except per share data Following Q2’22 Earnings Announcement, broker price targets range decreased from $19-$29 __ / Revenue Gross Margin Adj. EBITDA Free Cash Flow “‘••U.K**’ Current Price Target Valuation Broker Date of Report Rating Price Target Methodology Methodology CY22E CY23E CY24E CY22E CY23E CY24E CY22E CY23E CY24E CY22E CY23E CY24E ~12x CY2023E AV / Cowen Cowen 8/4/2022 Outperform 28.00 Revenue AV / FCF $335 $415—87% 87% —— $87 $123—DCF (20x CY2032 Truist Truist 8/4/2022 Buy 28.00 AV / FCF, DCF $334 $424—86% 85%—$54 $59—$81 $98 FCF TV) DCF (25x CY2026E — Piper Sandler Piper Sandler 8/4/2022 Overweight 25.00 AV / FCF, DCF $334 $421—87% 85% — $83 $114 FCF) ~40x CY2023E AV / AV / Revenue, Canaccord Canaccord 8/4/2022 Buy 25.00 FCF AV / FCF $334 $421—87% 87% — — $80 $105 10x CY2023E AV / Stephens Stephens 8/4/2022 Overweight 25.00 AV / Revenue $334 $422 $515 88% 87% 87% $53 $72 $98 $81 $114—Revenue 9.7x AV / CY2023E ——Needham Needham 8/4/2022 Buy 24.00 AV / Revenue $334 $415 $507 87% 87% 87% $80 $107 $133 Revenue 85% 7.5x AV / Goldman Sachs GS 8/4/2022 Buy 22.00 Revenue; 15% AV / Revenue $332 $412 $492 86% 85% 85% $46 $65 $90 $64 $106 $146 Strategic Ppaids 25x CY2027E Morgan Stanley MS 8/4/2022 Equal Weight 21.00 AV / FCF $333 $413 $502 86% 86% 87% $46 $60 $93 $85 $84 $115 AV/FCF 7x CY2023E AV / Bank of America BofA 8/4/2022 Buy 20.00 AV / Revenue $334 $420 $521 87% 85% 85% $57 $72 $97 $79 $98 $110 Revenue 8.0x CY2023E AV / Citi Citi 8/5/2022 Neutral 20.00 AV / Revenue $334 $394 $484 83% 78% 78% $52 $63 $79 $84 $98 $126 Revenue 8.0x CY2023E AV / UBS UBS 8/4/2022 Neutral 19.00 Revenue AV / Revenue $333 $407 $475 87% 87% 88% $60 $75 $89 $82 $95 $109 Mean $23.36 $334 $415 $499 87% 85% 85% $53 $66 $91 $81 $104 $123 Median $24.00 $334 $415 $502 87% 86% 87% $53 $65 $92 $81 $105 $121 ,—— . Post earnings, median CY22 revenue estimates increased Notes 1. Latest available broker estimates, excludes Berenberg due to price target as of 2/17/2022 from $332; CY23 estimates decreased from $417 PROJECT ORANGE PRELIMINARY AND CONFIDENTIAL DRAFT PRELIMINARY VALUATION PERSPECTIVES 26

Morgan Stanley APPENDIX Reference Materials PRELIMINARY AND CONFIDENTIAL DRAFT 27

Morgan Stanley Adjusted EBITDA to Free Cash Flow Reconciliation |Historicals| CY2019A Adj. EBITDA Interest and Deferred AR Deferred Prepaid and AP and Other Capitalized Cash Flow From PP&E and Free Cash Flow Taxes Revenue Commissions Other Assets Liabilities Content and Operating Capitalized Other Activities Software Margin / Impact to Margin (%) 1% 1% 46% (9%) (8%) (3%) 4% (6%) 25% (9%) 16% CY2020A $MM Change in NWC 47 Adj. EBITDA Interest and Deferred AR Deferred Prepaid and AP and Other Capitalized Cash Flow From PP&E and Free Cash Flow Taxes Revenue Commissions Other Assets Liabilities Content and Operating Capitalized Other Activities Software Margin / Impact to Margin (%) 9% (1%) 27% (4%) (5%) 0% 1% (3%) 26% (5%) 21% Margin / Impact to Margin (%) Other Activities Software 17% (2%) 31% (6%) (6%) (3%) 4% (4%) 31% (2%) 29% Note: Change in deferred commissions net of deferred commissions amortization to reflect broker treatment of projections PROJECT ORANGE PRELIMINARY AND CONFIDENTIAL DRAFT REFERENCE MATERIALS 28

Morgan Stanley Adjusted EBITDA to Free Cash Flow Reconciliation Forecast CY2022E $ MM Change in NWC 99 “W “W 49 103 Adj. EBITDA Interest and Capitalized Deferred AR Deferred Prepaid and AP and Other Capitalized Cash Flow PP&E and Free Cash Taxes Stock-Based Revenue Commissions Other Assets Liabilities Content and From Capitalized Flow Comp Other Operating Software Activities Margin / Impact to Margin (%) 15% (1%) 1% 29% (4%) (6%) 3% (2%) (3%) 30% (3%) 27% Adj. EBITDA Interest and Capitalized Deferred AR Deferred Prepaid and AP and Other Capitalized Cash Flow PP&E and Free Cash Taxes Stock-Based Revenue Commissions Other Assets Liabilities Content and From Capitalized Flow Comp Other Operating Software Margin / Impact to Margin (%) Activities 22% (3%) 1% 29% (3%) (9%) (0%) 2% (3%) 36% (4%) 32% Comp Other Operating Software Margin / Impact to Margin (%) Activities 39% (9%) 1% 35% (4%) (10%) (0%) 0% (3%) 48% (3%) Notes: Change in deferred commissions net of deferred commissions amortization to reflect broker treatment of projections PROJECT ORANGE PRELIMINARY AND CONFIDENTIAL DRAFT REFERENCE MATERIALS 29

Morgan Stanley Weekly Movement in Orange Stock Price Since Market Peak Weekly Share Price Change since Week of 11/1/2022 Count of Weekly Change Since the Week Beginning 11/1/22 # 16 <2.5% 2.5%—5.0% 5.0%—7.5% 7.5%—10.0% >10.0% Source: Capital IQ Notes 1. Market data as of 8/12/2022 2. Weekly change calculated as absolute difference in closing share price on Friday of respective week relative to closing share price on Friday of prior week PROJECT ORANGE PRELIMINARY AND CONFIDENTIAL DRAFT REFERENCE MATERIALS 30

Morgan Stanley Orange Comparable Company Operational Benchmarking (1) CY2022E CY2022E Revenue Growth (%) CY2022E Free Cash Flow Margin (%)(2) CY2022E Rule of (%)(3) CY2022E Adj. EBITDA Margin (%) Management Management Street Street 80 ZoomInfo ZoomInfo Atlassian Atlassian DocuSign DocuSign Jamf Jamf Hubspot Hubspot PagerDuty Sprout Social Sprout Social PagerDuty Smartsheet Smartsheet Asana Qualys Asana Crowdstrike Zscaler Qualys 83 Crowdstr ke Tenable Zscaler Rapid7 Okta Tenable Rapid7 Okta Source: Capital IQ, Thomson Consensus, Company Management Notes 1. Market data and consensus estimates as of 8/12/2022 Orange Estimates High Growth Software High Growth Security 2. Management reflects forecast provided by Management on 8/12/2022 3. Free cash flow calculated as operating cash flow less capital expenditures 4. Rule of defined as the sum of revenue growth and free cash flow margin PROJECT ORANGE PRELIMINARY AND CONFIDENTIAL DRAFT REFERENCE MATERIALS 31

Morgan Stanley Illustrative Discounted Equity Value Over Time Street Case} Discounted to 8/12/2022 Discounted Future Share Price Future Share Price $ per Share $ per Share $40.00 $40.00 $35.00 $35.00 $30.00 $30.00 $25.00 $25.00 $20.00 $20.00 $15.00 $15.00 $10.00 $10.00 $5.00 $5.00 $0.00 $0.00 Current Dec-22 Dec-23 Dec-24 Current Dec-22 Dec-23 Dec-24 Net Cash ($MM) $315 $357 $461 $582 Net Cash ($MM) $315 $357 $461 $582 Notes 6.Ox NTM Revenue 0 8.0x NTM Revenue | 10.0x NTM Revenue Current Share Price 1. Market data and consensus as of 8/12/2022 2. Cost of equity of 11.8% based on 1.50 Barra predicted beta, 2.8% risk-free rate and 6.0% market risk premium 3. Current FDSO based on implied share price; represents annualized increase in basic shares through 12/31/2024 PROJECT ORANGE PRELIMINARY AND CONFIDENTIAL DRAFT REFERENCE MATERIALS 32

Morgan Stanley Illustrative Discounted Equity Value Over Time Management Casq Discounted to 8/12/2022 Future Share Price Discounted Future Share Price $ per Share $ per Share $40.00 $40.00 $35.00 $35.00 $30.00 $30.00 $25.00 $25.00 $20.00 $20.00 $15.00 $15.00 $10.00 $10.00 $5.00 $5.00 $0.00 - $0.00 Current Dec-22 Dec-23 Dec-24 Current Dec-22 Dec-23 Dec-24 Net Cash ($MM) $315 $360 $467 $619 Net Cash ($MM) $315 $360 $467 $619 Notes 6.Ox NTM Revenue 0 8.0x NTM Revenue | 10.0x NTM Revenue Current Share Price 1. Market data and consensus as of 8/12/2022 2. Management reflects forecast provided by Management on 8/12/2022 3. Cost of equity of 11.8% based on 1.50 Barra predicted beta. 2.8% risk-free rate and 6.0% market risk premium 4. Current FDSO based on implied share price; represents annualized increase in basic shares through 12/31/2024 PROJECT ORANGE PRELIMINARY AND CONFIDENTIAL DRAFT REFERENCE MATERIALS 33

Morgan Stanley Research Perspectives On Orange Target Price Summary Orange Analyst Perspectives <1) <1> Price Per Share ($) Current Premium / Price (Discount) to Analyst Target Current Broker 1 $28.00 39% Broker 2 $28.00 39% Broker 3 $25.00 24% Broker 4 $25.00 24% Broker 5 $25.00 24% Broker 6 $24.00 19% Broker 7 $22.00 9% Broker 8 $21.00 4% Broker 9 $20.00 -1% Broker 10 $20.00 -1% Median Target Price Share Price Broker 11 $19.00 -6% Mean $23.36 16% Positives Considerations Median $24.00 19% Current Price $20.21 “Pipeline remains strong, with no signs of slowdown or “Company sounded more bullish on 2H expectations—sales cycle elongation, and believe the business focus indicating they’re not incorporating much conservatism has an inherent resiliency to economic cycles, helping beyond typical levels into guidance. This admission I Valuation Methodology enterprises reduce costly malicious attacks.” kely leaves investors uneasy given Orange’s 88% SMB “Orange is offering a security tool that prevents social exposure and risk of seat chum, however the company % Methodology is not yet seeing any negative trends around retention engineering attacks, which is how the vast majority of rates and deserves credit for consistent execution” breaches are accomplished. And as companies in this AV / Revenue predominantly greenfield market become more Competitive informed about security at the human layer, we think “Risk to per seat model if unemployment levels begin Positioning Orange’s category leadership positions it for solid Macroeconomic to tick up—Company noted that headcount reductions demand” Impacts have been concentrated in start-ups / high tech areas and are not happening economy-wide. Orange “Orange checked all the key boxes with its second experienced this in COVID and bounced back, but this quarter print—customer adds were healthy (including is currently not happening” the largest deal in company history), international continues to increase as a percent of the mix, multi-product customers are growing quickly, and the firm had a strong cash flow quarter and increased its “The company has struggled to keep pace with growth margin guide for the year” investments in the [international] region, particularly as FCF Multiple 40% “International markets have been a key growth pillar hiring has seen challenges and delays” Platform for the company the last year and a half, growing Expansion north of 50% in 2Q22 (17.4% of total revenue)” International Notes Expansion 1. Market data and consensus estimates as of 8/12/2022 per Capital IQ 2. Reflects disclosed valuation methodologies for available research analysts PROJECT ORANGE PRELIMINARY AND CONFIDENTIAL DRAFT REFERENCE MATERIALS 34

Morgan Stanley Consistent Beat and Raise Performance vs. Street Estimates Since IPO (1) $MM Q1 FY2021 Q2 FY2021 Q3 FY2021 Q4 FY2021 Q1 FY2022 Q2 FY2022 Q3 FY2022 Revenue Prior Consensus 54.2 59.0 64.7 69.4 79.0 85.4 Guidance 56.0 61.0 67.0 72.5 79.0 85.5 Guidance vs. Prior Consensus +3.4% +3.4% +3.6% +4.5% +0.1% +0.1% Street Consensus 51.0 56.3 61.5 67.1 73.0 79.5 Actual Results 53.6 59.4 64.1 69.3 75.0 80.8 Actual vs. Consensus +4.9% +5.4% +4.3% +3.3% +2.8% +1.6% Non-GAAP Operating Income Street Consensus (1.0) (3.0) 1.1 2.6 5.6 5.1 Actual Results 5.9 4.5 3.0 15.1 9.0 11.0 Actual vs. Consensus N.M. N.M. +180.0% +476.4% +62.1% +116.1% 3 4 5 FCF Street Consensus 2.8 0.5 7.3 5.3 8.9 12.8 Actual Results 21.3 13.5 18.8 20.2 24.1 20.7 Actual vs. Consensus +660.9% +2464.4% +157.1% +278.5% +170.4% +61.2% Source: Capital IQ, Thomson Estimates Notes 4 Thomson estimates as of 8/12/2022 5 FCF defined as Operating Cash Flow less CapEx PROJECT ORANGE PRELIMINARY AND CONFIDENTIAL DRAFT REFERENCE MATERIALS 35

Morgan Stanley Preliminary Orange Financial Summary Street Case Street Case Selected Financial Data (1) $MM CY19A CY20A CY21A CY22E CY23E CY24E Income Statement Revenue 121 175 246 334 415 490 % Revenue Growth 45% 41% 35% 25% 18% Adj. EBITDA(2) 53 1 16 42 66 89 Margin % 1% 9% 17% 16% 16% 18% (2) 36 Adj. EBIT (7) 4 29 46 66 Margin % (6%) 2% 12% 11% 11% 14% Cash Flow Items 17 23 Depreciation & Amortization 8 12 14 21 (7) Capitalized Content Costs (6) (5) (10) (10) (8) 118 5 18 25 30 33 Stock-Based Compensation Change in NWC 35 35 50 48 60 58 (7) Capital Expenditures (11) (8) (6) (9) (11) Cash Taxes 0 0 (3) (3) (4) (8) Unlevered Free Cash Flow 19 37 78 81 103 120 Notes 1. Street Case per Capital IQ as of 8/12/2022 -GAAP financials conform to Orange Management non-GAAP reporting 2. Adj. financials are unburdened by stock based compensation; non PROJECT ORANGE PRELIMINARY AND CONFIDENTIAL DRAFT REFERENCE MATERIALS 36

Morgan Stanley Preliminary Orange Financial Summary (Cont’d) Management Case Management Case Selected Financial Data (1) $MM CY19A CY20A CY21A CY22E CY23E CY24E CY25E Income Statement Revenue 121 175 246 336 440 555 697 % Revenue Growth 45% 41% 36% 31% 26% 26% Adj. EBITDA (2) 49 75 1 16 42 132 213 Margin % 1% 9% 17% 15% 17% 24% 31% (2) (2) 189 Adj. EBIT (7) 4 29 35 60 111 Margin % (6%) 2% 12% 10% 14% 20% 27% Cash Flow Items Depreciation & Amortization 8 12 14 14 16 21 25 Capitalized Content Costs (6) (5) (7) (10) (11) (9) (7) Stock-Based Compensation 118 5 18 26 39 42 42 Capitalized SBC 0 0 0 2 3 2 2 Change in NWC 35 35 50 64 65 69 63 Capital Expenditures (11) (8) (6) (11) (14) (10) (13) Cash Taxes 0 0 (1) (1) (5) (25) (44) Unlevered Free Cash Flow 19 37 79 92 109 158 213 Notes 1. llustrative case based reflecting forecast provided by Orange Management on 8/12/2022 2. Adj. financials are unburdened by stock based compensation; non-GAAP financials conform to Orange Management non-GAAP reporting PROJECT ORANGE PRELIMINARY AND CONFIDENTIAL DRAFT REFERENCE MATERIALS 37

Morgan Stanley Orange Capitalization Summary and Aggregate Value Build $MM, Except Where Noted (1)(2)(3) Current Spot Current Share Price ($) $20.21 Basic Total Shares Outstanding (#MM) 175.7 Dilutive Instruments Shares (#MM) Diluted Shares Outstanding (#MM) RSUs Outstanding 2.79 Weighted Avg Strike Price ($) 2.79 Options Outstanding 8.04 0.00 $3.25 6.75 Total 9.54 Debt Amount Total Debt Fully Diluted Shares Outstanding (#MM) 185.2 Fully Diluted Equity Value $3,744 (+) Debt Principal (-) Cash ($315) Fully Diluted Aggregate Value $3,428 Notes 1. Market data as of 8/12/2022 2. Debt balance, options, and RSUs as of 6/30/2022 3. Assumes $315MM Cash and 175.7MM basic shares outstanding as of 6/30/2022 per 10Q PROJECT ORANGE PRELIMINARY AND CONFIDENTIAL DRAFT REFERENCE MATERIALS 38

Morgan Stanley Shareholder Analysis Shares in MM, as of 4/6/2022 Less Class A Class B Shareholder Common Common Total Basic% Total Total Votes % Total Affiliated Adjusted % Total Stock Stock Shares Votes 370.7 Elephant—37.1 37.1 21.2% 33.9% (37.1) —% 261.2 KKR—26.1 26.1 14.9% 23.9% (26.1) —% 147.5 Vista 1.9 14.6 16.4 9.4% 13.5% (16.4) —% 91.7 Goldman Sachs—9.2 9.2 5.2% 8.4%—91.7 34.2% 71.5 Kevin Mitnick 2.5 6.9 9.4 5.4% 6.5%—71.5 26.7% 43.9 Stu Sjouwerman 0.1 4.4 4.5 2.6% 4.0% (4.5) —% 16.3 Krish Venkataraman 0.2 1.6 1.8 1.1% 1.5%—16.3 6.1% 0.6 Lars Letonoff 0.6—0.6 0.3% 0.1% (0.6) —% 4.7 Kevin Klausmeyer—0.5 0.5 0.3% 0.4%—4.7 1.7% 7.0 Gerhard Watzinger—0.7 0.7 0.4% 0.6%—7.0 2.6% 7.0 Kara Wilson—0.7 0.7 0.4% 0.6%—7.0 2.6% 70.1 Other Common Shareholders 67.5 0.3 67.7 38.8% 6.4%—70.1 26.1% 174.7 Totals 72.8 101.9 100.0% 1,092.0100.0% 268.2 100.0% Notes 1. Share counts as of 4/6/2022 Proxy, total share count does not tie to detailed Aggregate Value build as those chare counts are asof the 2Q22 filing and detailing sharecount ownership is not provided PROJECT ORANGE PRELIMINARY AND CONFIDENTIAL DRAFT REFERENCE MATERIALS 39

Morgan Stanley WACC Calculation (1)(2) Predicted Beta Orange WACC Analysis (1) WACC Calculation Low Base High Market Risk Premium 6.0% 6.0% 6.0% Barra Predicted Beta (2) 1.50 1.50 1.50 2.8% 2.8% Risk Free Rate—10-Year Spot as of 08/12/22 2.8% 1.1 Sensitivity Adjustment (1.0%) 0.0% 1.0% CM CM CM Cost of Equity 10.8% 11.8% 12.8% CM CM CM c CM CM CM (XI (XI Z5 Q_ CD Z5 O O _Q (D Q_ CD < < O (D Q LL < Z5 < Equity / Total Capitalization 100.0% 100.0% 100.0% — Pre-Tax Cost of Debt—Tax Rate 25% 25% 25% After-Tax Cost of Debt ——Total Debt / Total Capitalization ——WACC 10.8% 11.8% 12.8% Notes 1. Market data as of 8/12/2022 2. Barra Beta per Capital IQ as of 8/12/2022 PROJECT ORANGE PRELIMINARY AND CONFIDENTIAL DRAFT REFERENCE MATERIALS 40

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